UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2009

SPARTAN MOTORS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-13611 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

1000 Reynolds Road, Charlotte, Michigan (Address of Principal Executive Offices)	48813 (Zip Code)

517-543-6400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

        On October 22, 2009, Spartan Motors, Inc. (the “Corporation”) issued a press release announcing its financial results for the quarter ended September 30, 2009. A copy of the press release is attached to this Current Report as Exhibit 99.1.

        The information in this Form 8-K, including its exhibits, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

        Attached to this Current Report as Exhibit 99.2 is a transcript of the conference call hosted by the Corporation at 10:00 a.m. ET on October 22, 2009.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release issued October 22, 2009.

Exhibit 99.2	Transcript of conference call held October 22, 2009 at 10:00 a.m. ET.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2009	SPARTAN MOTORS, INC. /s/ Joseph M. Nowicki —————————————— By: Joseph M. Nowicki Its: Chief Financial Officer

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